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                          REDACTED FOR CONFIDENTIALITY

                                                                   EXHIBIT 10.10

                       DATED THE 3RD DAY OF SEPTEMBER 1999

                                     Between

                 LUCENT TECHNOLOGIES MICROELECTRONICS PTE. LTD.

                    CHARTERED SEMICONDUCTOR MANUFACTURING LTD

                                       And

                     SILICON MANUFACTURING PARTNERS PTE LTD

================================================================================

                                  SUPPLEMENTAL

                       ASSURED SUPPLY AND DEMAND AGREEMENT

================================================================================




                                      TSM&P

                THIO SU MIEN & PARTNERS, Advocates & Solicitors

            30 Raffles Place, #26-01 Caltex House, Singapore 048622

             Telephone: (065) 534 4877 -- Facsimile: (065) 534 4822



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REDACTED        CONFIDENTIAL TREATMENT REQUESTED
                The asterisked portions of this document have been omitted and are filed separately with the Securities and Exchange Commission


THIS SUPPLEMENTAL DEED is dated 3 September 1999 and made by:-


(1) LUCENT TECHNOLOGIES MICROELECTRONICS PTE. LTD. of 36 Robinson Road #18-01, City House, Singapore 068877 ("Lucent");

(2) CHARTERED SEMICONDUCTOR MANUFACTURING LTD of 60 Woodlands Industrial Park D Street 2, Singapore 738406 ("CSM"); and

(3) SILICON MANUFACTURING PARTNERS PTE LTD of 60 Woodlands Industrial Park D Street 2, Singapore 738406 ("SMP").


WHEREAS:-

(A) Lucent, CSM and the SMP have entered into an agreement dated 17 February 1998 ("the Principal Agreement") whereby the SMP agreed to sell and Lucent and CSM agreed to purchase silicon wafers ("Wafers") produced by the SMP on the terms and conditions set out therein.

(B) Lucent, CSM and SMP agree to amend the Principal Agreement on the terms and conditions set out below.

NOW THIS DEED WITNESSES as follows:-

1. The parties hereto agree that the Principal Agreement is hereby amended and varied as follows:-

        1.1     Delete Section 2.0(b) and re-number "Section 2.0(a)" as "Section
                2.0";

        1.2     Insert the following provision as new Section 45.0:-

                "45.0   DEFINITIONS

                        References in this Agreement to "fixed cost" and "variable cost" shall have the meanings assigned to them in Schedule 1 and Schedule 2 respectively.";

        1.3 Delete the word ******** in paragraph (B)(3) of Exhibit A and replace with the word **********;

        1.4     Insert the words **********************************************
                *********** after the words ************** in paragraph (H)(2)
                of Exhibit A;



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REDACTED        CONFIDENTIAL TREATMENT REQUESTED
                The asterisked portions of this document have been omitted and are filed separately with the Securities and Exchange Commission


                                       2


        1.5 Insert Schedule 1 and Schedule 2 hereto as "Schedule 1" and "Schedule 2" respectively to the Principal Agreement after Exhibit C of the Principal Agreement;

        1.6 The provision at the end of the paragraph in Exhibit B (Pricing Principles) ****************************************************
                ***************************************************************
                be deleted and substituted with the following:-

                ****







        1.7 Delete the existing paragraph in Section 34 and insert the following sub-paragraphs:-

                (a) Each Purchaser shall pay, in addition to the price of the Wafers purchased, the amount of any freight, insurance, handling and other duties levied on the shipment of the Wafers to such Purchaser. Such Purchaser shall also pay for all goods and service tax, sales, use, excise or other similar taxes levied on the purchase of Wafers;

                (b) All payments to be made by a Purchaser to the Supplier shall be made free and clear of and without any deduction or withholding for or on account of tax (except to the extent required by law). In the event that the Purchaser is required to make that payment subject to the deduction or withholding of tax, the sum payable by the Purchaser (in respect of which such deduction or withholding is required to be made) shall be increased to the extent necessary to ensure that the Supplier receives a sum net of any deduction or withholding equal to the sum which it would have received had no such deduction or withholding been made or required to be made.

2. The parties hereto agree that the Schedules referred to in Clause 1.5 above shall form an integral part of the Principal Agreement as if included in the Principal Agreement as at the date of the Principal Agreement;

3. Each party to this Supplemental Deed represents and warrants to and for the benefit of the other party to this Supplemental Deed that:-


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                                       3


        3.1 all action, conditions and things required to be taken, fulfilled and done (including the obtaining of any necessary consents) in order to enable it lawfully to enter into this Supplemental Deed have been taken, fulfilled and done; and

        3.2 its entry into and performance of or compliance with its obligations under this Supplemental Deed do not and will not violate (i) any law to which it is subject, (ii) its Memorandum and Articles of Association or (iii) any agreement to which it is a party or which is binding on any of them or their respective assets.

4. This Supplemental Deed may be executed in any number of counterparts, all of which taken together and when delivered to the parties hereto shall constitute one and of the same instrument. Any party may enter into this Supplemental Deed by executing any such counterpart.

5. This Supplemental Deed shall be governed by and construed in accordance with the laws of Singapore.


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REDACTED        CONFIDENTIAL TREATMENT REQUESTED
                The asterisked portions of this document have been omitted and are filed separately with the Securities and Exchange Commission


                                       4


                                   SCHEDULE 1

                                   FIXED COST

References to "fixed cost" shall include, inter-alia, ****


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REDACTED        CONFIDENTIAL TREATMENT REQUESTED
                The asterisked portions of this document have been omitted and are filed separately with the Securities and Exchange Commission


                                       5


                                   SCHEDULE 2

                                  VARIABLE COST

References to "variable costs" shall include, inter-alia,:-

****



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                                       6


IN WITNESS WHEREOF this Supplemental Deed has been executed as a deed on the date stated at the beginning.

The Common Seal of LUCENT               )
TECHNOLOGIES MICROELECTRONICS           )
PTE. LTD. was hereunto affixed in the   )
presence of:-                           )

             /s/ Jeff Mowla             Director
-------------------------------------
                 Jeff Mowla

          /s/ Niam Chong Loong          Director
-------------------------------------
              Niam Chong Loong

The Common Seal of CHARTERED            )
SEMICONDUCTOR MANUFACTURING LTD         )
was hereunto affixed                    )
in the presence of:-                    )

             /s/ Barry Waite            Director
-------------------------------------
                 Barry Waite

             /s/ Chua Su Li             Secretary
-------------------------------------
                 Chua Su Li

The Common Seal of SILICON              )
MANUFACTURING PARTNERS PTE LTD          )
was hereunto affixed                    )
in the presence of:-                    )

             /s/ Jeff Mowla             Director
-------------------------------------
                 Jeff Mowla

             /s/ Barry Waite            Director
-------------------------------------
                 Barry Waite